UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2026

Nuburu, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39489	85-1288435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Cook Street Suite 100
Denver, Colorado		80206
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 780-7389

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 16, 2026, the Board of Directors (the “Board”) of Nuburu, Inc. (the “Company”) approved the following compensation matters for the Co-Chief Executive Officers (the “Co-CEOs”) and the independent non-employee directors (the “Non-Employee Directors”) of the Company. Alessandro Zamboni and Dario Barisoni are the Co-CEOs of the Company and Matteo Ricchebuono and Shawn Taylor are the current Non-Employee Directors of the Company.

CO-CEO COMPENSATION DETERMINATIONS

Approval of 2025 Annual Performance Bonuses

The compensation arrangements for the Co-CEOs for 2025 provided an annual incentive opportunity of up to 100% of base salary, prorated for period of service (the “2025 Annual Co-CEO Bonus”). The Board awarded Mr. Barisoni a 2025 Annual Co-CEO Bonus of $110,000, which amounted to 100% of his pro-rata 2025 salary of $110,000. The Board awarded Mr. Zamboni a 2025 Annual Co-CEO Bonus of $380,000, which amounted to 100% of his 2025 salary of $380,000.

One-Time Transition Award for Co-CEOs

In recognition of the additional scope, coordination demands, and governance complexity associated with implementing the Co-CEO leadership model effective October 1, 2025, the Board award to each Co-CEO a one-time transition bonus award of $90,000.

2025 One-Time Special Award for Dario Barisoni – Transformational Acquisition

The Board considered Mr. Barisoni’s efforts in 2025 in connection with (i) the origination and execution of a transformational acquisition; (ii) the restoration of core operational capabilities; (iii) the material de-risking of the Company; (iv) the acceleration of the Company’s turnaround trajectory; and (v) the Company’s efforts to return to compliance with listing requirements. The Board awarded Mr. Barisoni a one-time special award of $330,000.

2025 One-Time Special Award for Alessandro Zamboni – Liquidity Stabilization

The Board considered Mr. Zamboni’s efforts in 2025 in connection with securing critical capital, achieving sustainable liquidity, strengthening capital structure, and supporting listing and compliance stability. The Board awarded Mr. Zamboni a one-time special award of $60,000.

Approval of 2026 Base Salaries for Co-CEOs

In consultation with its compensation consultant, the Compensation Committee of the Board (the “Compensation Committee”) recommended to the Board for approval, and the Board approved, setting the 2026 annual base salary, effective January 1, 2026, for each co-CEO at $600,000.

Approval of 2026 Annual Incentive Plan

The Board adopted an annual incentive plan for 2026 with respect to which annual incentive compensation may be paid to the Company’s Co-CEOs. A description of the plan is filed as Exhibit 10.1 hereto.

NON-EMPLOYEE DIRECTOR COMPENSATION DETERMINATIONS

Approval of 2026 Standard Cash Compensation

In consultation with its compensation consultant, the Compensation Committee recommended to the Board for approval, and the Board approved, setting the 2026 annual cash compensation, effective as of January 1, 2026, of the Non-Employee Directors as follows:

• Board Retainer: $50,000

• Audit Committee Chair: $37,500

• Audit Committee Member: $10,000

• Compensation Committee Chair: $15,000

• Compensation Committee Member: $7,500

• Nominating and Corporate Governance Committee Chair: $10,000

• Nominating and Corporate Governance Committee Member: $5,000

2025 One-Time Extraordinary Non-Employee Director Service Award

In recognition of extraordinary services rendered during 2025, the Board awarded a $45,000 one-time special bonus to each of the Non-Employee Directors for 2025.

2026 Additional Retainer for Non-Employee Director Service

In recognition of expected continued turnaround demands and elevated governance workload for Non-Employee Directors on the Board during 2026, the Board awarded a $25,000 one-time additional annual retainer (the “2026 Additional

Retainer”) to each of the Non-Employee Directors for 2026. The 2026 Additional Retainer will be paid quarterly in equal installments during 2026 and will automatically terminate upon the earlier of (i) the Board’s determination that restoration of full executive management of the Company has occurred or (ii) December 31, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Nuburu, Inc. 2026 Annual Incentive Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast,” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts, and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Many factors may cause the Company's actual results to differ materially from current expectations, including but not limited to: (1) the Company’s ability to meet NYSE American listing standards; (2) the success of the Company’s transformation plan; (3) failure to achieve expectations regarding business development and the Company’s acquisition strategy; (4) the inability to access sufficient capital to operate; (5) the inability to realize the anticipated benefits of acquisitions; (6) changes in applicable laws or regulations; (7) adverse economic, business, or competitive factors; (8) financial market volatility due to geopolitical and economic factors; and (9) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUBURU, INC.

Date:	March 20, 2026	By:	/s/ Alessandro Zamboni
Name: Alessandro Zamboni Title: Executive Chairman and Co-Chief Executive Officer